UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05407

Trust for Credit Unions
(Exact name of registrant as specified in charter)

615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay E. Johnson
Callahan Financial Services, Inc.
1001 Connecticut Avenue NW, Suite 1001
Washington, DC 20036
(Name and address of agent for service)

With Copies To:

Michael P. Malloy
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Registrant's telephone number, including area code: 1-800-342-5828

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Item 1. Reports to Stockholders.

Ultra-Short Duration Portfolio
(formerly the Ultra-Short Duration Government Portfolio)
Short Duration Portfolio

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling Trust for Credit Unions at 1-800-342-5828 or Callahan Financial Services, Inc. at 1-800-237-5678.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Funds, you can call Trust for Credit Unions at 1-800-342-5828 or Callahan Financial Services, Inc. at 1-800-237-5678. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Trust for Credit Unions Funds you hold.

The reports concerning the Trust for Credit Unions (“TCU” or the “Trust”) Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.

An investment in a TCU Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency.

The TCU Ultra-Short Duration Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the shareholders of the Trust. Its use in connection with any offering of shares of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current Prospectus.

Dear Credit Union Shareholders,

Credit unions posted solid results through the first six months of 2019 as share growth picked up. The share portfolio has expanded 6.0% over the past year, up from the 5.4% recorded a year ago, to reach $1.3 trillion. With the loan-to-share ratio topping 83% at mid-year, liquidity management is a focus of many credit unions.

While share growth accelerated, loan growth slowed over the past year to 6.5%. After a record stretch of loan growth over the past 5 years, credit unions are seeing a slight slowdown in lending activity in 2019 versus last year with loan originations down 2.5% through June. Still, credit unions are on pace to originate the second highest loan volume on record. With 120 million members and the highest earnings and capital on record, the industry has a strong foundation for growth and impact.

The rise in share balances combined with slower loan growth resulted in cash and investment balances increasing 4.5% over the past 12 months. Credit unions are staying short with cash balances at the highest level ever at June 30, 2019, $122 billion. The yield on the investment portfolio reached 2.42%, the highest in 10 years. Credit unions have taken advantage of interest rate hikes by the U.S. Federal Reserve (the “Fed”) over the past few years, but since July, the Fed lowered the target range for federal funds twice. With the market expecting additional cuts before the end of the year, credit unions may see their investment yield turning lower as we head towards 2020.

The Trust for Credit Unions (“TCU”) responded to credit union investor needs via adjustments to the Ultra-Short Duration Portfolio (formerly the Ultra-Short Duration Government Portfolio) that went into effect as of December 31, 2018. The target duration was reduced from 9-months to 3-months, and ALM First Financial Advisors, LLC (“ALM First” or the “Investment Adviser”) has more flexibility in its securities allocation. The Investment Adviser’s Discussion and Analysis in this report provides perspective from ALM First on the positioning of the TCU portfolios. Please refer to the discussions for more information.

The cumulative total return for the TCU shares of the Ultra-Short Duration Portfolio was 2.22% for the twelve-month period ended August 31, 2019, underperforming its new benchmark, effective December 31, 2018, the ICE BofAML Three Month U.S. Treasury Bill Index. The cumulative total return for the TCU shares of the Short Duration Portfolio was 5.15% over the same period. The cumulative total return of the Short Duration Portfolio exceeded its benchmark, the ICE BofAML Two Year U.S. Treasury Note Index, over the same period.

TCU continues to look for ways to enhance shareholder value. U.S. Bank Global Fund Services (“U.S. Bank”) has brought new service capabilities and efficiencies to our Portfolios since they began serving as Administrator to TCU in 2018. The expense ratios of both TCU Portfolios has fallen over the past year due in part to our new partnership with U.S. Bank. We are pleased to be working with them.

Please visit our website, www.TrustCU.com, for the most current information on the Portfolios, including performance and portfolio holdings. We also host quarterly webinars in which ALM First discusses the current market environment and provides an update on TCU portfolio performance and positioning. Please check the website for the next scheduled date. We believe providing you with the most current information is a key element of TCU’s value.

The continued support of our credit union investors, including those in the Callahan Credit Union Financial Services LLLP partnership, is the foundation of our success. We also value our ongoing work with EasCorp in providing support services for TCU. Collaboration with organizations across the credit union system is an important component of our business model.

Thank you for your interest in TCU. If you have any questions or suggestions, please reach out to our team.

Sincerely,

Jay E. Johnson
President and Treasurer
Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION PORTFOLIO

Investment Objective

The TCU Ultra-Short Duration Portfolio (“USDP” or the “Portfolio”) (formerly the Ultra-Short Duration Government Portfolio) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, substantially all of the assets (and at least 80%, measured at the time of purchase) of USDP will be invested in fixed-income securities consisting of the following: (i) Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and related custodial receipts; (2) repurchase agreements secured with obligations authorized by the Federal Credit Union Act; and (3) U.S. dollar denominated bank notes issued or guaranteed by banks with total assets exceeding $1 billion with weighted average maturities of less than 5 years, but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder.  The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. The Portfolio may also invest in non-U.S. government related securities, including bank notes and repurchase agreements secured by non-U.S. government related collateral. While there will be fluctuations in the net asset value (“NAV”) of the USDP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. Prior to December 31, 2018, under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDP were invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, and the Portfolio was named the Ultra-Short Duration Government Portfolio. USDP’s maximum duration is equal to that of a One-Year U.S. Treasury Security, and its target duration is approximately that of the Three-Month U.S. Treasury Bill Index as reported by ICE BofAML.

Portfolio Management Discussion and Analysis

Below, ALM First discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the twelve-month period ended August 31, 2019, the cumulative total return of USDP TCU Shares was 2.22% versus a 2.84% cumulative total return of the Portfolio’s blended benchmark, the 9-Month U.S. Treasury Index (weighted average return of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%), as reported by ICE BofAML). The ICE BofAML Three-Month U.S. Treasury Bill Index (the “Index”) became the Portfolio’s primary benchmark effective December 31, 2018. For the twelve-month period ended August 31, 2019, the cumulative total return of the Index was 2.36%. The Portfolio’s net asset value (“NAV”) per share at the end of the Reporting Period was $9.38, a decline of 2 cents from August 31, 2018.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

During the twelve-month period ended August 31, 2019, the yield curve shifted lower and flatter. The front end fell 12 to 40 bps, while for maturities 2-years and greater, the curve moved lower by over 100 basis points. Over this same time frame, spreads on mortgage assets widened as a result of increased prepayment risk in the market stemming from lower interest rates. This period also saw an increase in interest rate volatility which was a drag on Agency Mortgage Backed Security (MBS) performance. Credit spreads widened throughout 2018 on fears of a slowdown in the global economy. 2019 saw a reversal of this trend, as a more supportive Fed and positive economic data buoyed investment grade credit.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

As mentioned above, widening spreads on mortgage assets including Agency MBS were a drag on the Portfolio’s performance. Tightening spreads in credit combined with the Portfolio’s allocation to Agency Commercial MBS (CMBS) helped to provide safe harbor during what was a rather tumultuous period for MBS. Floating-rate Agency Collateralized Mortgage Obligations (CMOs) and CMBS helped to buoy the Portfolio’s performance as the front end of the yield curve fell more slowly than the long end as is typical in an easing cycle.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Since ALM First keeps the duration of the Portfolio aligned with that of the Index to avoid taking a position on the direction of interest rates, the Portfolio’s duration neither helped nor hurt its performance. The barbell structure of the Portfolio, with front end exposure coming from floating rate assets and repurchase agreements, was able to take advantage of relatively stable front-end rates as the coupons on CMO and CMBS floaters reset lower more slowly than the rest of the curve. The biggest impact to the Portfolio’s performance was the widening in asset spreads over the 12-month period.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

No

Q. How was the Portfolio positioned relative to its benchmark index at the end of August 2019?

At the end of the Reporting Period, the Portfolio’s largest allocations were in Agency MBS securities, which the Index has no allocation to since the Index is made up only of US Treasury securities.

Past performance does not guarantee future results, which may vary.
There is no guarantee that these objectives will be met.
Portfolio holdings and/or allocations shown above are as of the date indicated and may not be representative of future investments. The holdings and/or allocations shown may not represent all of the Portfolio’s investments. Future investments may or may not be profitable.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION
TCU ULTRA-SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2019*

August 31, 2018*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION
TCU ULTRA-SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2019*

August 31, 2018*

*
These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities, including cash. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

Investment Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, ALM First discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

The Portfolio’s cumulative total return for the twelve-month period ended August 31, 2019, was 5.15% for the TCU shares, versus a 4.38% cumulative total return for the ICE BofAML Two-Year U.S. Treasury Note Index. The Portfolio’s net asset value per share closed the Reporting Period at $9.75, versus $9.51 on August 31, 2018.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

During the twelve-month period ended August 31, 2019, the yield curve shifted lower and flatter. The front end fell 12 to 40 bps, while for maturities 2-years and greater, the curve moved lower by over 100 basis points. Over this same time frame, spreads on mortgage assets widened as a result of increased prepayment risk in the market stemming from lower interest rates. This period also saw an increase in interest rate volatility which was a drag on Agency Mortgage Backed Security (MBS) performance. Credit spreads widened throughout 2018 on fears of a slowdown in the global economy. 2019 saw a reversal of this trend, as a more supportive Fed and positive economic data buoyed investment grade credit.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

As mentioned above, widening spreads on mortgage assets including Agency MBS were a drag on the Portfolio’s performance. Tightening spreads in credit combined with the Portfolio’s allocation to Agency Commercial MBS (CMBS) helped to provide safe harbor during what was a rather tumultuous period for MBS. Floating-rate Agency Collateralized Mortgage Obligations (CMOs) and CMBS helped to buoy the Portfolio’s performance as the front end of the yield curve fell more slowly than the long end as is typical in an easing cycle.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Since ALM First keeps the duration of the Portfolio aligned with that of the index to avoid taking a position on the direction of interest rates, the Portfolio’s duration neither helped nor hurt its performance. The barbell structure of the Portfolio, with front end exposure coming from floating rate assets and repurchase agreements, was able to take advantage of relatively stable front-end rates as the coupons on CMO and CMBS floaters reset lower more slowly than the rest of the curve. The biggest impact to the Portfolio’s performance was the widening in asset spreads over the 12-month period.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

No

Q. How was the Portfolio positioned at the end of August 2019?

At the end of the Reporting Period, the Portfolio’s largest allocations were in Agency MBS securities, which the index has no allocation to since the index is made up only of US Treasury securities.

Past performance does not guarantee future results, which may vary.
There is no guarantee that these objectives will be met.
Portfolio holdings and/or allocations shown above are as of the date indicated and may not be representative of future investments. The holdings and/or allocations shown may not represent all of the Portfolio’s investments. Future investments may or may not be profitable.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION
TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2019*

August 31, 2018*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION
TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2019*

August 31, 2018*

*
These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities, including cash. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PORTFOLIO COMPARISON
TCU ULTRA-SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Portfolio is supplied for the period ended August 31, 2019. The Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:
Ultra-Short Duration (“USDP”)	$10,000	Bloomberg Barclays Mutual Fund Short (1-2 year) Government
		Index (“1-2 Gov’t Index”); ICE BofAML One-Year
		U.S. Treasury Note Index (“1-Year T-Note”); ICE BofAML
		6-Month U.S. Treasury Bill Index (“6-Month T-Bill”); ICE BofAML
		3-Month U.S. Treasury Bill Index (“3-Month T-Bill”).

Ultra-Short Duration Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return(a)
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	2.22%	0.80%	0.64%	2.67%(b)
Investor Shares	2.19%	0.76%	—	0.56%(c)
3-Month T-Bill (Performance since August 1, 1991)(d)	2.36%	0.95%	0.52%	2.68%
9-Month U.S. Treasury Index (Performance since August 1, 1991)(e)	2.84%	1.12%	0.73%	3.06%

(a)
ALM First began serving as investment adviser on April 16, 2017. Prior to that date, the Portfolio was advised by a different investment adviser. Performance of the Portfolio for periods prior to April 16, 2017 reflect management of the Portfolio by the previous investment adviser.

(b)	The Portfolio’s TCU Shares commenced operations on July 10, 1991.
(c)	The Portfolio’s Investor Shares commenced operations on November 30, 2012.
(d)	The 3-Month T-Bill became the Portfolio’s primary benchmark effective December 31, 2018.
(e)
Prior to December 31, 2018, the Portfolio’s primary benchmark was a blended benchmark, the 9-Month U.S. Treasury Index (weighted average return of the 6-Month T-Bill (50%) and the 1-Year T-Note (50%), as reported by ICE BofAML).

The Bloomberg Barclays Mutual Fund Short (1-2 Year) Government Index, the ICE BofAML Three-Month U.S. Treasury Bill Index, the ICE BofAML Six-Month U.S. Treasury Bill Index and the ICE BofAML One-Year U.S. Treasury Note Index do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Effective December 31, 2018 the ICE BofAML U.S. 3-Month Treasury Bill Index became the Portfolio’s primary benchmark to better reflect the current target duration and strategy of the Portfolio. The TCU Ultra-Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

PORTFOLIO COMPARISON
TCU ULTRA-SHORT DURATION PORTFOLIO (Unaudited) (continued)

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PORTFOLIO COMPARISON
TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2019. The Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:
Short Duration (“SDP”)	$10,000	Bloomberg Barclays Mutual Fund Short (1-3 year) Government
		Index (“1-3 Gov’t Index”); ICE BofAML 2-Year
		U.S. Treasury Note Index (“2-Year T-Note”).

Short Duration Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return(a)
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	5.15%	1.37%	1.36%	3.32%(b)
Investor Shares	5.12%	1.34%	—	1.02%(c)
2-Year T-Note (Performance since October 9, 1992)	4.38%	1.22%	1.12%	3.46%(d)

(a)
ALM First began serving as investment adviser on April 16, 2017. Prior to that date, the Portfolio was advised by a different investment adviser. Performance of the Portfolio for periods prior to April 16, 2017 reflect management of the Portfolio by the previous investment adviser.

(b)	The Portfolio’s TCU Shares commenced operations on October 9, 1992.
(c)	The Portfolio’s Investor Shares commenced operations on November 30, 2012.
(d)	The Portfolio’s primary benchmark is the 2-Year T-Note.

The Bloomberg Barclays Mutual Fund Short (1-3 Year) Government Index and the ICE BofAML Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments – August 31, 2019

Par Value		Value
BANK NOTES – 10.92%

	Financials – 10.92%
$5,550,000	BBVA USA,
	3 Month LIBOR USD + 0.730%
	3.181%, 06/11/21 (a)	$5,539,137
3,000,000	Branch Banking & Trust Co.,
	3 Month LIBOR USD + 0.220%
	2.352%, 06/01/20 (a)	3,001,589
1,750,000	Capital One NA,
	3 Month LIBOR USD + 0.765%
	3.215%, 09/13/19 (a)	1,750,423
4,200,000	2.350%, 01/31/20	4,200,910
1,325,000	3 Month LIBOR USD + 0.820%
	3.007%, 08/08/22 (a)	1,324,912
2,000,000	Citibank NA,
	3 Month LIBOR USD + 0.600%
	2.736%, 05/20/22 (a)	2,003,683
1,000,000	Citizens Bank NA,
	2.250%, 10/30/20	1,001,425
5,000,000	3 Month LIBOR USD + 0.810%
	2.942%, 05/26/22 (a)	5,007,740
2,350,000	Discover Bank,
	3.100%, 06/04/20	2,362,316
4,000,000	Manufacturers & Traders Trust Co.,
	3 Month LIBOR USD + 0.610%
	2.734%, 05/18/22 (a)	4,004,181
5,000,000	Regions Bank,
	3 Month LIBOR USD + 0.380%
	2.972%, 04/01/21 (a)	4,991,553
340,000	3 Month LIBOR USD + 0.500%
	2.676%, 08/13/21 (a)	339,819
11,000,000	Synchrony Bank,
	3 Month LIBOR USD + 0.625%
	3.226%, 03/30/20 (a)	11,001,496
5,000,000	Wells Fargo Bank NA,
	3 Month LIBOR USD + 0.510%
	2.788%, 10/22/21 (a)	5,011,770
1,000,000	3 Month LIBOR USD + 0.620%
	2.752%, 05/27/22 (a)	1,001,863
	Total Bank Notes	52,542,817
	(Cost $52,580,104)

ASSET BACKED SECURITIES – 0.16%

	Federal National Mortgage
	Association REMIC – 0.14%
49,082	Series 2001-W4, Class AV1
	1 Month LIBOR USD + 0.280%
	2.466%, 02/25/32 (a)	48,596
86,890	Series 2002-W2, Class AV1
	1 Month LIBOR USD + 0.260%
	2.526%, 06/25/32 (a)	84,270
545,779	Series 2002-T7, Class A1
	1 Month LIBOR USD + 0.110%
	2.331%, 07/25/32 (a)	532,414
		665,280
	National Credit
	Union Administration – 0.02%
119,388	Series 2010-A1, Class A
	1 Month LIBOR USD + 0.350%
	2.563%, 12/07/20 (a)(b)	119,109
		119,109
	Total Asset Backed Securities	784,389
	(Cost $801,148)

COLLATERALIZED MORTGAGE OBLIGATIONS – 29.03%

	Federal Home Loan Mortgage
	Corporation REMIC – 6.19%
487	Series 1009, Class D
	1 Month LIBOR USD + 0.600%
	2.795%, 10/15/20 (a)	481
4,130	Series 1066, Class P
	1 Month LIBOR USD + 0.900%
	3.095%, 04/15/21 (a)	4,078
6,513	Series 1222, Class P
	10 Year CMT Rate -0.400%
	1.330%, 03/15/22 (a)(c)	6,471
19,352	Series 1250, Class J
	7.000%, 05/15/22 (c)	20,174
5,114	Series 1448, Class F
	1 Month LIBOR USD + 1.400%
	3.595%, 12/15/22 (a)(d)	5,201
877,871	Series 2977, Class M
	5.000%, 05/15/25 (c)	920,489
1,786,395	Series 3702, Class FG
	1 Month LIBOR USD + 0.450%
	2.645%, 08/15/32 (a)(b)	1,791,422
1,803,933	Series 3346, Class FT
	1 Month LIBOR USD + 0.350%
	2.545%, 10/15/33 (a)(b)(c)	1,802,617
1,298,201	Series 3208, Class FH
	1 Month LIBOR USD + 0.400%
	2.595%, 08/15/36 (a)	1,301,231
107,216	Series 3231, Class FB
	1 Month LIBOR USD + 0.350%
	2.545%, 10/15/36 (a)	107,135
68,813	Series 3314, Class FC
	1 Month LIBOR USD + 0.400%
	2.595%, 12/15/36 (a)	68,892
361,600	Series 3545, Class FA
	1 Month LIBOR USD + 0.850%
	3.045%, 06/15/39 (a)	368,685
762,979	Series 4248, Class QF
	1 Month LIBOR USD + 0.500%
	2.695%, 06/15/39 (a)(b)	765,826
1,179,242	Series 4316, Class FY
	1 Month LIBOR USD + 0.400%
	2.595%, 11/15/39 (a)(d)	1,181,239
430,704	Series 3827, Class KF
	1 Month LIBOR USD + 0.370%
	2.565%, 03/15/41 (a)	431,224

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2019

Par Value		Value
	Federal Home Loan Mortgage
	Corporation REMIC – (continued)
$63,434	Series 3868, Class FA
	1 Month LIBOR USD + 0.400%
	2.595%, 05/15/41 (a)	$62,739
57,051	Series 4109, Class EC
	2.000%, 12/15/41 (b)(d)	54,325
1,523,200	Series 4606, Class FL
	1 Month LIBOR USD + 0.500%
	2.695%, 12/15/44 (a)(b)	1,529,824
3,299,761	Series 4566, Class FA
	1 Month LIBOR USD + 0.500%
	2.695%, 04/15/46 (a)	3,305,861
8,975,726	Series 4748, Class DF
	1 Month LIBOR USD + 0.300%
	2.495%, 08/15/47 (a)(c)	8,915,402
7,133,825	Series 4875, Class F
	1 Month LIBOR USD + 0.450%
	2.645%, 04/15/49 (a)(c)	7,128,902
		29,772,218
	Federal National Mortgage
	Association REMIC – 8.23%
715	Series 1990-145, Class A
	3.667%, 12/25/20 (a)	717
32,810	Series 1991-67, Class J
	7.500%, 08/25/21 (c)	33,625
50,106	Series 1992-137, Class F
	1 Month LIBOR USD + 1.000%
	3.145%, 08/25/22 (a)	50,626
66,038	Series 1993-27, Class F
	1 Month LIBOR USD + 1.150%
	3.295%, 02/25/23 (a)(e)	67,063
39,737	Series 1998-21, Class F
	1 Year CMT Rate + 0.350%
	2.330%, 03/25/28 (a)	39,881
129,395	Series 2000-16, Class ZG
	8.500%, 06/25/30 (d)	156,487
121,058	Series 2000-32, Class Z
	7.500%, 10/18/30	142,155
183,044	Series 2006-45, Class TF
	1 Month LIBOR USD + 0.400%
	2.545%, 06/25/36 (a)	183,297
242,699	Series 2006-76, Class QF
	1 Month LIBOR USD + 0.400%
	2.545%, 08/25/36 (a)(c)	243,049
234,215	Series 2006-79, Class PF
	1 Month LIBOR USD + 0.400%
	2.545%, 08/25/36 (a)(c)	234,533
551,959	Series 2006-111, Class FA
	1 Month LIBOR USD + 0.380%
	2.525%, 11/25/36 (a)	552,889
229,240	Series 2007-75, Class VF
	1 Month LIBOR USD + 0.450%
	2.595%, 08/25/37 (a)	230,059
235,870	Series 2007-92, Class OF
	1 Month LIBOR USD + 0.570%
	2.715%, 09/25/37 (a)	235,402
245,669	Series 2007-86, Class FC
	1 Month LIBOR USD + 0.570%
	2.715%, 09/25/37 (a)	247,847
458,066	Series 2007-85, Class FC
	1 Month LIBOR USD + 0.540%
	2.685%, 09/25/37 (a)	461,504
313,685	Series 2007-99, Class FD
	1 Month LIBOR USD + 0.600%
	2.745%, 10/25/37 (a)	316,876
30,504	Series 2009-84, Class WF
	1 Month LIBOR USD + 1.100%
	3.245%, 10/25/39 (a)	31,186
1,091,113	Series 2014-19, Class FA
	1 Month LIBOR USD + 0.400%
	2.545%, 11/25/39 (a)(d)	1,094,423
1,080,391	Series 2014-19, Class FJ
	1 Month LIBOR USD + 0.400%
	2.545%, 11/25/39 (a)(d)	1,082,589
602,682	Series 2010-123, Class FL
	1 Month LIBOR USD + 0.430%
	2.575%, 11/25/40 (a)(c)	602,952
2,491,362	Series 2011-110, Class FE
	1 Month LIBOR USD + 0.400%
	2.545%, 04/25/41 (a)(c)	2,493,200
512,583	Series 2011-63, Class FG
	1 Month LIBOR USD + 0.450%
	2.595%, 07/25/41 (a)	513,709
747,087	Series 2012-38, Class JE
	3.250%, 04/25/42 (c)	766,907
2,261,016	Series 2015-30, Class AB
	3.000%, 05/25/45	2,349,621
4,716,482	Series 2016-62, Class FH
	1 Month LIBOR USD + 0.400%
	2.545%, 09/25/46 (a)	4,720,324
5,545,369	Series 2016-83, Class FK
	1 Month LIBOR USD + 0.500%
	2.645%, 11/25/46 (a)	5,572,960
3,844,098	Series 2017-39, Class FT
	1 Month LIBOR USD + 0.400%
	2.545%, 05/25/47 (a)	3,847,475
4,470,166	Series 2017-112, Class FC
	1 Month LIBOR USD + 0.350%
	2.495%, 01/25/48 (a)	4,468,609
1,434,383	Series 2008-22, Class FD
	1 Month LIBOR USD + 0.840%
	2.985%, 04/25/48 (a)(b)	1,453,880
7,438,906	Series 2019-25, Class PF
	1 Month LIBOR USD + 0.450%
	2.595%, 06/25/49 (a)(c)	7,441,580
		39,635,425

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2019

Par Value		Value
	Government National
	Mortgage Association – 14.41%
$1,893,644	Series 2016-H24, Class BF
	12 Month LIBOR USD + 0.230%
	3.155%, 11/20/66 (a)	$1,882,793
2,491,830	Series 2017-H03, Class FA
	12 Month LIBOR USD + 0.310%
	3.430%, 12/20/66 (a)	2,492,535
3,804,558	Series 2017-H09, Class FJ
	1 Month LIBOR USD + 0.500%
	2.880%, 03/20/67 (a)	3,807,282
4,002,452	Series 2017-H07, Class FC
	1 Month LIBOR USD + 0.520%
	2.900%, 03/20/67 (a)	4,008,867
8,989,306	Series 2017-H11, Class FV
	1 Month LIBOR USD + 0.500%
	2.880%, 05/20/67 (a)	8,995,967
4,492,586	Series 2018-H01, Class FC
	1 Month LIBOR USD + 0.400%
	2.780%, 01/20/68 (a)	4,477,311
9,848,525	Series 2018-H01, Class FG
	12 Month LIBOR USD + 0.150%
	3.270%, 01/20/68 (a)	9,730,651
9,354,651	Series 2018-H11, Class FJ
	12 Month LIBOR USD + 0.080%
	2.590%, 06/20/68 (a)	9,235,843
9,904,899	Series 2018-H15, Class FG
	12 Month LIBOR USD + 0.150%
	3.030%, 08/20/68 (a)	9,762,860
4,999,258	Series 2019-H04, Class FB
	1 Month LIBOR USD + 0.550%
	2.930%, 03/20/69 (a)	4,970,209
9,981,051	Series 2019-H10, Class FC
	1 Month LIBOR USD + 0.650%
	3.030%, 06/20/69 (a)	9,966,042
		69,330,360
	National Credit Union
	Administration – 0.20%
133,579	Series 2011-R1, Class 1A
	1 Month LIBOR USD + 0.450%
	2.679%, 01/08/20 (a)(b)	133,603
626,409	Series 2011-R2, Class 1A
	1 Month LIBOR USD + 0.400%
	2.629%, 02/06/20 (a)(b)	626,410
212,104	Series 2011-R3, Class 1A
	1 Month LIBOR USD + 0.400%
	2.611%, 03/11/20 (a)(b)	212,405
		972,418
	Total Collateralized
	Mortgage Obligations	139,710,421
	(Cost $139,924,398)

MORTGAGE-BACKED OBLIGATIONS – 7.07%

	Federal Home Loan
	Mortgage Corporation – 0.09%
25,453	6 Month LIBOR USD + 1.382%
	4.035%, 11/01/22 (a)	25,793
10,896	6 Month LIBOR USD + 1.156%
	3.793%, 11/01/22 (a)	10,947
11,145	6 Month LIBOR USD + 2.228%
	4.857%, 10/01/24 (a)	11,295
272,635	H15T3Y + 2.558% 4.370%, 08/01/28 (a)
		275,164
5,707	H15T1Y + 1.618% 4.048%, 07/01/29 (a)
		5,819
79,852	H15T1Y + 1.998% 4.469%, 05/01/31 (a)
		81,725
		410,743
	Federal Home Loan Mortgage
	Corporation Gold – 0.00%
10	5.500%, 01/01/20	10
617	4.500%, 10/01/20	634
716	3.500%, 12/01/20	742
4,818	3.500%, 10/01/22	4,991
575	4.500%, 07/01/23	598
		6,975
	Federal National Mortgage
	Association – 4.63%
7,295	11th District Cost of Funds Index + 1.250%
	6.864%, 12/01/19 (a)	7,270
263	5.000%, 01/01/20	271
12,149	3.500%, 09/01/20	12,578
1,170	3.500%, 10/01/20	1,211
5,788	3.500%, 03/01/21	5,993
9,680	H15T1Y + 2.000% 6.821%, 02/01/22 (a)
		9,766
8,411	H15BDI6M + 2.425% 5.925%, 10/01/25 (a)
		8,259
326	H15T1Y + 2.195% 4.755%, 02/01/27 (a)
		326
130,164	5.000%, 03/01/27	134,881
26,264	11th District Cost of Funds Index + 1.250% 2.738%, 07/01/27 (a)
		26,228
49,767	11th District Cost of Funds Index + 1.500% 4.684%, 01/01/29 (a)
		50,760
11,762	11th District Cost of Funds Index + 1.500% 4.667%, 02/01/29 (a)
		12,189
5,000,000	1 Month LIBOR USD + 0.520% 2.744%, 05/01/29 (a)
		4,987,571
5,000,000	1 Month LIBOR USD + 0.580% 2.804%, 06/01/29 (a)
		4,988,219
32,735	11th District Cost of Funds Index + 1.799% 2.943%, 08/01/29 (a)
		32,640
46,708	12 Month LIBOR USD + 1.755% 4.255%, 07/01/32 (a)
		47,618
8,806	6.000%, 08/01/32	9,712

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2019

Par Value		Value
Federal National Mortgage
Association – (continued)
$184,659	H15T1Y + 2.625% 5.152%, 09/01/32 (a)
$192,836
22,123	12 Month LIBOR USD + 1.225%
	4.100%, 01/01/33 (a)	22,852
25,036	H15T1Y + 2.222% 4.757%, 06/01/33 (a)
26,434
407,686	11th District Cost of Funds Index + 1.250%
	4.607%, 08/01/33 (a)	432,390
1,631	6.000%, 11/01/33	1,862
225,904	H15T1Y + 2.068% 4.566%, 04/01/34 (a)
238,348
190,936	11th District Cost of Funds Index + 1.250% 2.391%, 07/01/34 (a)
187,846
418,392	11th District Cost of Funds Index + 1.250% 2.391%, 08/01/34 (a)
412,524
43,993	6.000%, 09/01/34	48,812
2,246	6.000%, 10/01/34	2,520
218,715	12 Month LIBOR USD + 1.746% 4.607%, 07/01/37 (a)
230,517
98,838	6.500%, 11/01/37	103,985
23,379	6.000%, 06/01/38	25,843
19,024	6.000%, 09/01/38	20,984
9,437	6.000%, 09/01/38	10,612
6,431	6.000%, 11/01/38	7,079
4,768	6.000%, 10/01/39	5,249
4,251,457	12 Month LIBOR USD + 1.692% 4.561%, 07/01/40 (a)
4,393,235
4,327,313	12 Month LIBOR USD + 1.753% 4.668%, 02/01/42 (a)
4,494,556
723,989	12 Month LIBOR USD + 1.745% 4.684%, 05/01/42 (a)
752,795
348,727	11th District Cost of Funds Index + 1.250% 2.391%, 08/01/44 (a)
343,993
22,290,764
Government National
Mortgage Association – 2.35%
16,686	7.000%, 04/15/26	17,941
141,634	H15T1Y + 2.000% 4.375%, 04/20/34 (a)
142,587
575,636	H15T1Y + 1.500% 3.875%, 06/20/34 (a)
600,218
525,625	H15T1Y + 1.500% 3.750%, 08/20/34 (a)
548,160
49,966	H15T1Y + 1.500% 3.875%, 05/20/42 (a)
51,547
38,080	H15T1Y + 1.500% 3.875%, 06/20/42 (a)
39,287
183,802	H15T1Y + 1.500% 3.750%, 07/20/42 (a)
188,451
18,138	H15T1Y + 1.500% 4.125%, 10/20/42 (a)
18,661
39,592	H15T1Y + 1.500% 4.125%, 12/20/42 (a)
40,727
3,051,399	12 Month LIBOR USD + 1.784% 4.836%, 11/20/68 (a)
3,318,807
5,821,044	12 Month LIBOR USD + 1.843% 4.644%, 06/20/69 (a)
6,357,550
11,323,936
	Total Mortgage-Backed Obligations	34,032,418
(Cost $33,928,395)

AGENCY DEBENTURES – 0.57%

Other Agency Debentures – 0.57%
2,750,000	Sri Lanka Government AID Bond
3 Month LIBOR USD + 0.300% 2.444%, 11/01/24 (a)(f)(g)
2,750,000
	Total Agency Debentures	2,750,000
(Cost $2,750,000)

U.S. GOVERNMENT-BACKED OBLIGATIONS – 23.63%
FREMF Mortgage Trust
6,945,000	Series 2010-K6, Class B
	5.539%, 12/25/46 (a)(h)	6,997,181
FREMF Multifamily Aggregation
Risk Transfer Trust
21,339,000	Series 2017-KT01, Class A
1 Month LIBOR USD + 0.320% 2.487%, 02/25/20 (a)
21,338,618
FHLMC, Multifamily Structured
Pass Through Certificates
254,027	Series K-712, Class A2
	1.869%, 11/25/19 (b)(d)	253,527
1,112,411	Series K-P02, Class A2
	2.355%, 04/25/21 (a)(b)(d)	1,110,359
2,021,290	Series K-F29, Class A
1 Month LIBOR USD + 0.360% 2.584%, 02/25/24 (a)(b)
2,013,625
7,910,902	Series K-F31, Class A
1 Month LIBOR USD + 0.370% 2.594%, 04/25/24 (a)(b)
7,876,344
1,000,000	Series K-BF1, Class A
1 Month LIBOR USD + 0.390% 2.614%, 07/25/24 (a)(b)
999,999
8,715,669	Series K-F49, Class A
1 Month LIBOR USD + 0.340% 2.564%, 06/25/25 (a)(b)
8,663,881
15,000,000	Series K-F55, Class A
1 Month LIBOR USD + 0.510% 2.734%, 11/25/25 (a)(b)
14,990,647
7,250,000	Series K-F62, Class A
1 Month LIBOR USD + 0.480% 2.704%, 04/25/26 (a)(b)
7,249,995
9,769,920	Series K-F64, Class A
1 Month LIBOR USD + 0.440% 2.664%, 06/25/26 (a)(b)
9,733,293

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2019

Par Value		Value
U.S. GOVERNMENT-BACKED OBLIGATIONS – (continued)
$2,395,473	Series K-F30, Class A
	1 Month LIBOR USD + 0.370% 2.594%, 03/25/27 (a)(b)
		$2,382,737
4,760,883	Series K-F50, Class A
	1 Month LIBOR USD + 0.400% 2.624%, 07/25/28 (a)(b)
		4,742,271
6,173,925	Series K-F52, Class A
	1 Month LIBOR USD + 0.420% 2.644%, 09/25/28 (a)(b)
		6,154,614
2,932,659	Series K-F56, Class A
	1 Month LIBOR USD + 0.560% 2.784%, 11/25/28 (a)(b)
		2,933,585
10,000,000	Series K-F65, Class A
	1 Month LIBOR USD + 0.520% 2.744%, 07/25/29 (a)(b)
		9,999,977
5,000,000	Series K-F66, Class A
	1 Month LIBOR USD + 0.520% 2.744%, 07/25/29 (a)(b)
		5,000,000
	FNMA
1,239,757	Series 2017-M5, Class FA
	1 Month LIBOR USD + 0.490% 2.788%, 04/25/24 (a)
		1,241,371
	Total U.S. Government-Backed
	Obligations	113,682,024
	(Cost $113,915,774)

REPURCHASE AGREEMENTS – 26.48%
42,000,000	RBC Capital Markets, 2.420%, Dated
	08/30/19, matures 10/04/19, repurchase
	price $42,098,817 (collateralized by
	$37,448,452 par amount of Domestic
	Municipal Securities of 5.000% to 5.250% due 12/15/32 to 01/01/43, total market

	value $44,924,588)	42,000,000
9,000,000	Amherst Pierpoint Securities, 2.511%, Dated 08/09/19, matures 09/10/19, repurchase

	price $9,020,090 (collateralized by
	$14,882,927 par amount of Asset Backed
	Securities, United States Treasury Bills,
	Government Agencies, FNMA, FHLMC,
	GNMA, and CMO Securities of 2.220% to 4.762% due 04/30/21 to 06/20/69,

	total market value $9,456,463)	9,000,000
10,000,000	Amherst Pierpoint Securities, 2.482%, Dated 08/19/19, matures 09/19/19, repurchase

	price $10,021,373 (collateralized by
	$10,904,114 par amount of United States
	Treasury Bills, Asset Backed Securities,
	FNMA, FHLMC, GNMA, and CMO Securities
	of 0.125% to 4.500% due 11/15/20 to 02/25/59, total market value $10,669,989)
		10,000,000
15,400,000	INTL FCStone Financial, Inc., 2.230%, Dated 08/30/2019, matures 09/03/2019,

	repurchase price $15,403,816 (collateralized
	by $16,475,216 par amount of GNMA and
	FNMA Securities of 3.000% to 5.000% due 12/01/32 to 07/20/49,

	total market value $15,658,714)	15,400,000
15,000,000	Amherst Pierpoint Securities, 2.480%, Dated 08/01/19, matures 09/03/19, repurchase

	price $15,034,100 (collateralized by $24,955,531
	par amount of United States Treasury Bills,
	GNMA FNMA, and FHLMC Securities of
	2.000% to 4.300% due 01/15/26 to 09/01/49,
	total market value $15,286,779)	15,000,000
36,000,000	Amherst Pierpoint Securities, 2.513%, Dated 08/08/19, matures 09/09/19, repurchase

	price $36,080,408 (collateralized by
	$44,864,340 par amount of United States
	Treasury Bills, Asset Backed Securities,
	FNMA, FHLMC, and CMO Securities of
	2.250% to 4.000% due 04/30/21 to 02/25/59,
	total market value $38,307,646)	36,000,000
	Total Repurchase Agreements	127,400,000
	(Cost $127,400,000)
	Total Investments – 97.86%	470,902,069
	(Cost $471,299,819)
	Net Other Assets
	and Liabilities – 2.14%	10,296,400
	Net Assets – 100.00%	$481,198,469

(a)
Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2019. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. See also, Explanation of Abbreviations and Acronyms below.

(b)	The security has Structured collateral.
(c)	The security has PAC (Planned Amortization Class) collateral.
(d)	The security has Sequential collateral.
(e)	The security has Support collateral.
(f)
Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2019, this security amounted to $2,750,000 or 0.57% of net assets. Investment categorized as a significant unobservable input (Level 3).

(g)	Illiquid security. The total market value of this security was $2,750,000, representing 0.57% of net assets.
(h)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $6,997,181, represents 1.45% of net assets.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2019

Explanation of Abbreviations and Acronyms:
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans
GNMA	Government National Mortgage Association
H15BDI6M	US Treasury Bill 3 Month Auction High Discount Rate
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
H15T3Y	US Treasury Yield Curve Rate T-Note Constant Maturity 3 Year
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
USD	U.S. Dollar

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments – August 31, 2019

Par Value		Value
BANK NOTES – 14.37%

Financials – 14.37%
$2,000,000	Associated Bank NA,
	3.500%, 08/13/21	$2,042,295
5,000,000	BBVA USA,
3 Month LIBOR USD + 0.730% 3.181%, 06/11/21 (a)
4,990,213
4,000,000	Capital One NA,
	2.950%, 07/23/21	4,050,302
2,500,000	2.250%, 09/13/21	2,503,495
2,575,000	Citizens Bank NA,
3 Month LIBOR USD + 0.570% 2.702%, 05/26/20 (a)
2,582,764
1,000,000	2.200%, 05/26/20	999,833
2,000,000	2.250%, 10/30/20	2,002,851
1,500,000	Fifth Third Bank,
	2.875%, 10/01/21	1,522,990
5,500,000	Huntington National Bank,
	3.250%, 05/14/21	5,594,112
2,000,000	KeyBank NA,
3 Month LIBOR USD + 0.660% 2.913%, 02/01/22 (a)
2,009,288
11,250,000	Manufacturers & Traders Trust Co.,
3 Month LIBOR USD + 0.610% 2.734%, 05/18/22 (a)
11,261,759
3,000,000	PNC Bank NA,
	2.550%, 12/09/21	3,034,323
5,200,000	Regions Bank,
3 Month LIBOR USD + 0.380% 2.972%, 04/01/21 (a)
5,191,215
5,000,000	Synchrony Bank,
3 Month LIBOR USD + 0.625% 3.226%, 03/30/20 (a)
5,000,680
5,000,000	Wells Fargo Bank NA,
3 Month LIBOR USD + 0.510% 2.788%, 10/22/21 (a)
5,011,770
	Total Bank Notes	57,797,890
(Cost $57,514,927)

COLLATERALIZED MORTGAGE OBLIGATIONS – 22.32%

Federal Home Loan Mortgage
Corporation REMIC – 4.52%
11,932	Series 1448, Class F
1 Month LIBOR USD + 1.400% 3.595%, 12/15/22 (a)(b)
12,135
202,924	Series 2868, Class AV
	5.000%, 08/15/24 (b)(c)	212,645
138,750	Series 1980, Class Z
	7.000%, 07/15/27 (b)	156,942
1,496,612	Series 3346, Class FT
1 Month LIBOR USD + 0.350% 2.545%, 10/15/33 (a)(c)(d)
1,495,520
1,284,771	Series 3471, Class FB
1 Month LIBOR USD + 1.000% 3.195%, 08/15/35 (a)
1,306,878
1,955,123	Series 3208, Class FA
1 Month LIBOR USD + 0.400% 2.595%, 08/15/36 (a)
1,959,685
656,921	Series 3208, Class FH
1 Month LIBOR USD + 0.400% 2.595%, 08/15/36 (a)
658,454
398,140	Series 3367, Class YF
1 Month LIBOR USD + 0.550% 2.745%, 09/15/37 (a)
401,240
1,578,663	Series 3371, Class FA
1 Month LIBOR USD + 0.600% 2.795%, 09/15/37 (a)
1,593,569
712,459	Series 4248, Class QF
1 Month LIBOR USD + 0.500% 2.695%, 06/15/39 (a)(c)
715,118
1,170,571	Series 4316, Class FY
1 Month LIBOR USD + 0.400% 2.595%, 11/15/39 (a)(b)
1,172,553
270,246	Series 3827, Class KF
1 Month LIBOR USD + 0.370% 2.565%, 03/15/41 (a)
270,572
45,458	Series 4109, Class EC
	2.000%, 12/15/41 (b)(c)	43,286
1,317,118	Series 4272, Class FD
1 Month LIBOR USD + 0.350% 2.545%, 11/15/43 (a)
1,314,523
2,132,480	Series 4606, Class FL
1 Month LIBOR USD + 0.500% 2.695%, 12/15/44 (a)(c)
2,141,754
4,555,798	Series 4784, Class PK
	3.500%, 06/15/45 (d)	4,730,023
18,184,897
Federal National Mortgage
Association REMIC – 7.44%
1,170	Series G92-44, Class Z
	8.000%, 07/25/22	1,223
3,194,350	Series 2013-57, Class DK
	3.500%, 06/25/33	3,411,153
264,933	Series 2006-45, Class TF
1 Month LIBOR USD + 0.400% 2.545%, 06/25/36 (a)
265,298
287,158	Series 2006-76, Class QF
1 Month LIBOR USD + 0.400% 2.545%, 08/25/36 (a)(d)
287,572
171,930	Series 2007-75, Class VF
1 Month LIBOR USD + 0.450% 2.595%, 08/25/37 (a)
172,545
931,936	Series 2014-19, Class FA
1 Month LIBOR USD + 0.400% 2.545%, 11/25/39 (a)(b)
934,763
1,073,236	Series 2014-19, Class FJ
1 Month LIBOR USD + 0.400% 2.545%, 11/25/39 (a)(b)
1,075,419

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2019

Par Value		Value
	Federal National Mortgage
	Association REMIC – (continued)
$238,173	Series 2010-123, Class FL
	1 Month LIBOR USD + 0.430% 2.575%, 11/25/40 (a)(d)
		$238,280
815,658	Series 2011-110, Class FE
	1 Month LIBOR USD + 0.400% 2.545%, 04/25/41 (a)(d)
		816,259
462,778	Series 2015-92, Class PA
	2.500%, 12/25/41 (c)(d)	475,579
599,234	Series 2012-38, Class JE
	3.250%, 04/25/42 (d)	615,131
1,457,319	Series 2012-71, Class FL
	1 Month LIBOR USD + 0.500% 2.645%, 07/25/42 (a)
		1,463,822
5,543,511	Series 2016-62, Class FH
	1 Month LIBOR USD + 0.400% 2.545%, 09/25/46 (a)
		5,548,027
5,883,078	Series 2016-83, Class FK
	1 Month LIBOR USD + 0.500% 2.645%, 11/25/46 (a)
		5,912,348
3,844,098	Series 2017-39, Class FT
	1 Month LIBOR USD + 0.400% 2.545%, 05/25/47 (a)
		3,847,475
3,733,611	Series 2017-112, Class FC
	1 Month LIBOR USD + 0.350% 2.495%, 01/25/48 (a)
		3,732,311
1,113,525	Series 2008-22, Class FD
	1 Month LIBOR USD + 0.840% 2.985%, 04/25/48 (a)(c)
		1,128,660
		29,925,865
	Government National Mortgage
	Association – 10.23%
3,804,558	Series 2017-H09, Class FJ
	1 Month LIBOR USD + 0.500% 2.880%, 03/20/67 (a)
		3,807,282
4,002,452	Series 2017-H07, Class FC
	1 Month LIBOR USD + 0.520% 2.900%, 03/20/67 (a)
		4,008,867
4,492,586	Series 2018-H01, Class FC
	1 Month LIBOR USD + 0.400% 2.780%, 01/20/68 (a)
		4,477,311
9,788,854	Series 2018-H09, Class FC
	12 Month LIBOR USD + 0.150% 2.887%, 06/20/68 (a)
		9,665,451
9,354,651	Series 2018-H11, Class FJ
	12 Month LIBOR USD + 0.080% 2.590%, 06/20/68 (a)
		9,235,843
9,981,051	Series 2019-H10, Class FC
	1 Month LIBOR USD + 0.650% 3.030%, 06/20/69 (a)
		9,966,042
		41,160,796
	National Credit Union
	Administration – 0.13%
303,714	Series 2011-R2, Class 1A
	1 Month LIBOR USD + 0.400% 2.629%, 02/06/20 (a)(c)
		303,714
237,058	Series 2011-R3, Class 1A
	1 Month LIBOR USD + 0.400% 2.611%, 03/11/20 (a)(c)
		237,394
		541,108
	Total Collateralized Mortgage
	Obligations	89,812,666
	(Cost $89,619,521)

MORTGAGE-BACKED OBLIGATIONS – 29.94%

	Federal Home Loan Mortgage
	Corporation – 1.47%
25,110	12 Month LIBOR USD + 1.735% 4.735%, 01/01/34 (a)
		26,257
73,252	12 Month LIBOR USD + 1.840% 4.659%, 11/01/34 (a)
		76,905
250,283	H15T1Y+ 2.250% 4.812%, 08/01/35 (a)
		264,339
334,411	12 Month LIBOR USD + 1.770% 4.794%, 05/01/36 (a)
		352,159
266,539	12 Month LIBOR USD + 1.890% 4.910%, 03/01/42 (a)
		276,622
4,760,047	3.000%, 02/01/47	4,896,154
		5,892,436
	Federal Home Loan Mortgage
	Corporation Gold – 7.09%
11	5.500%, 01/01/20	11
23,640	5.000%, 04/01/20	24,377
511	4.500%, 10/01/20	525
593	3.500%, 12/01/20	614
3,988	3.500%, 10/01/22	4,131
7,419,164	2.000%, 12/01/31	7,408,233
91,563	5.000%, 08/01/35	101,870
12,205	5.000%, 12/01/35	13,589
3,927,905	3.000%, 01/01/37	4,045,774
3,954,085	3.000%, 02/01/37	4,072,712
5,821,483	3.500%, 02/01/37	6,051,170
5,442,575	3.500%, 03/01/37	5,656,707
122,355	5.000%, 03/01/37	136,088
248,869	5.000%, 05/01/37	277,173
209,061	5.000%, 02/01/38	232,383
76,800	5.000%, 03/01/38	85,251
56,485	5.000%, 09/01/38	62,851
192,652	5.000%, 12/01/38	214,370
125,973	5.000%, 01/01/39	140,191
		28,528,020
	Federal National Mortgage
	Association – 21.29%
10,028	3.500%, 09/01/20	10,382
965	3.500%, 10/01/20	1,000
4,777	3.500%, 03/01/21	4,946

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2019

Par Value		Value
	Federal National Mortgage
	Association – (continued)
$7,164,623	2.669%, 08/01/22	$7,361,248
104,132	5.000%, 03/01/27	107,905
26,296	7.000%, 08/01/28	26,312
34,181	7.000%, 08/01/28	34,355
125,971	7.000%, 11/01/28	136,596
5,233,000	1 Month LIBOR USD + 0.520% 2.744%, 05/01/29 (a)
		5,219,992
117,645	2.500%, 02/01/32	119,326
13,928	7.000%, 02/01/32	15,618
28,511	H15T1Y+ 2.235% 4.735%, 05/01/32 (a)
		28,582
82,452	7.000%, 05/01/32	90,358
189,634	H15T1Y+ 2.625% 5.152%, 09/01/32 (a)
		198,031
8,956	7.000%, 09/01/32	9,010
10,056,555	4.000%, 04/01/33	10,694,468
271,240	H15T1Y+ 2.215% 4.602%, 07/01/33 (a)
		286,412
150,378	12 Month LIBOR USD + 1.537% 4.412%, 11/01/33 (a)
		154,772
241,463	H15T1Y+ 2.215% 4.721%, 12/01/33 (a)
		251,533
4,073,533	4.500%, 01/01/34	4,295,157
1,318,048	4.500%, 01/01/34	1,391,071
51,052	12 Month LIBOR USD + 1.715% 4.340%, 03/01/34 (a)
		53,381
238,988	12 Month LIBOR USD + 1.545% 4.452%, 04/01/34 (a)
		250,496
83,029	H15T1Y+ 2.185% 4.435%, 08/01/34 (a)
		88,186
989	6.000%, 09/01/34	1,132
96,627	12 Month LIBOR USD + 1.637% 4.491%, 10/01/34 (a)
		100,849
68,208	12 Month LIBOR USD + 1.632% 4.632%, 03/01/35 (a)
		71,019
75,578	12 Month LIBOR USD + 1.720% 4.720%, 04/01/35 (a)
		79,144
220,329	H15T1Y+ 2.313% 4.822%, 05/01/35 (a)
		233,052
170,232	12 Month LIBOR USD + 1.439% 4.456%, 05/01/35 (a)
		176,914
128,141	6 Month LIBOR USD + 1.412% 4.107%, 06/01/35 (a)
		131,554
1,831,218	4.000%, 06/01/35	1,929,152
312,791	12 Month LIBOR USD + 1.750% 4.408%, 08/01/35 (a)
		329,654
178,201	6 Month LIBOR USD + 1.514% 4.114%, 08/01/35 (a)
		184,388
179,022	12 Month LIBOR USD + 2.435% 4.906%, 09/01/35 (a)
		192,179
145,429	H15T1Y+ 2.085% 4.271%, 10/01/35 (a)
		152,723
552,917	12 Month LIBOR USD + 1.558% 4.341%, 11/01/35 (a)
		572,642
241,470	12 Month LIBOR USD + 1.737% 4.804%, 03/01/36 (a)
		253,721
292,595	12MTA + 2.489% 4.926%, 04/01/36 (a)
		309,112
4,412,560	4.500%, 12/01/38	4,672,175
63,540	5.000%, 10/01/39	70,263
930,843	12 Month LIBOR USD + 1.745% 4.680%, 05/01/42 (a)
		967,880
619,397	12 Month LIBOR USD + 1.700% 4.561%, 06/01/42 (a)
		643,207
1,009,617	12 Month LIBOR USD + 1.679% 2.397%, 10/01/42 (a)
		1,046,125
821,975	12 Month LIBOR USD + 1.595% 4.151%, 12/01/44 (a)
		845,476
4,485,176	12 Month LIBOR USD + 1.610% 3.184%, 04/01/47 (a)
		4,608,819
4,552,833	12 Month LIBOR USD + 1.607% 3.059%, 09/01/47 (a)
		4,677,870
13,398,017	4.500%, 06/01/48	14,140,870
4,859,061	3.500%, 04/01/49	5,018,912
5,057,753	4.000%, 05/01/49	5,275,431
8,000,000	3.000%, 09/01/49	8,158,015
		85,671,415
	Government National
	Mortgage Association – 0.09%
55,026	H15T1Y+ 1.500% 3.875%, 05/20/42 (a)
		56,767
43,333	H15T1Y+ 1.500% 3.875%, 06/20/42 (a)
		44,706
203,565	H15T1Y+ 1.500% 3.750%, 07/20/42 (a)
		208,714
20,640	H15T1Y+ 1.500% 4.125%, 10/20/42 (a)
		21,235
44,289	H15T1Y+ 1.500% 4.125%, 12/20/42 (a)
		45,559
		376,981
	Total Mortgage-Backed Obligations	120,468,852
	(Cost $118,398,325)

U.S. GOVERNMENT-BACKED OBLIGATIONS – 31.35%
	FRESB, Multifamily Mortgage Pass
	Through Certificates
5,986,499	Series 2019-SB60, Class A10H
	1 Month LIBOR USD + 3.500% 3.500%, 01/25/39 (a)
		6,411,099
	FHLMC, Multifamily Structured
	Pass Through Certificates
1,226,504	Series K-P02, Class A2
	2.355%, 04/25/21 (a)(b)(c)	1,224,242
4,167,000	Series K-031, Class A2
	3.300%, 04/25/23 (a)(b)(c)	4,371,879
1,928,216	Series K-726, Class A1
	2.596%, 08/25/23 (b)(c)	1,952,022

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2019

Par Value		Value
U.S. GOVERNMENT-BACKED OBLIGATIONS – (continued)
$701,012	Series K-727, Class A1
	2.632%, 10/25/23 (b)(c)	$709,519
2,021,290	Series K-F29, Class A
	1 Month LIBOR USD + 0.360% 2.584%, 02/25/24 (a)(c)
		2,013,625
5,000,000	Series K-726, Class AM
	2.985%, 04/25/24 (b)(c)	5,236,097
10,000,000	Series K-728, Class AM
	3.133%, 08/25/24 (a)(b)(c)	10,549,050
4,707,430	Series K-F49, Class A
	1 Month LIBOR USD + 0.340% 2.564%, 06/25/25 (a)(c)
		4,679,458
10,175,000	Series K-C02, Class A2
	3.370%, 07/25/25 (b)(c)	10,760,506
12,000,000	Series K-733, Class AM
	3.750%, 09/25/25 (b)(c)	13,127,814
5,000,000	Series K-734, Class AM
	3.435%, 02/25/26 (a)(b)(c)	5,438,322
787,693	Series K-F27, Class A
	1 Month LIBOR USD + 0.420% 2.644%, 12/25/26 (a)(c)
		784,984
5,000,000	Series K-J24, Class A2
	2.821%, 09/25/27 (b)(c)	5,271,766
5,000,000	Series K-070, Class A2
	3.303%, 11/25/27 (a)(c)	5,479,411
1,132,213	Series K-091, Class A1
	3.339%, 10/25/28 (b)(c)	1,225,358
9,627,244	Series K-S10, Class A10
	1 Month LIBOR USD + 0.610% 2.834%, 10/25/28 (a)(c)
		9,603,557
6,842,871	Series K-F56, Class A
	1 Month LIBOR USD + 0.560% 2.784%, 11/25/28 (a)(c)
		6,845,031
8,000,000	Series K-087, Class A2
	3.771%, 12/25/28 (b)(c)	9,125,491
5,000,000	Series K-F59, Class A
	1 Month LIBOR USD + 0.540% 2.764%, 02/25/29 (a)(c)
		4,999,996
5,000,000	Series K-091, Class AM
	3.566%, 03/25/29 (b)(c)	5,607,727
5,000,000	Series K-093, Class AM
	2.726%, 05/25/29 (b)(c)	5,265,092
	FNMA
2,716,234	Series 2013-M6, Class 2A
	2.605%, 03/25/23 (a)	2,778,146
2,543,747	Series 2018-M1, Class A1
	3.085%, 12/25/27 (a)(b)	2,670,102
	Total U.S. Government-Backed
	Obligations	126,130,294
	(Cost $120,462,786)

REPURCHASE AGREEMENTS – 3.90%
15,700,000	INTL FCStone Financial, Inc., 2.23%, Dated 08/30/2019, matures 09/03/2019,

	repurchase price $15,703,890 (collateralized
	15,700,000 by $18,536,777 par amount of
	United States Treasury Bills, GNMA, FNMA,
	and FHLMC Securities of 0.000% to 7.000% due 09/12/19 to 07/20/49,

	total market value $15,966,205)	15,700,000
	Total Repurchase Agreements	15,700,000
	(Cost $15,700,000)

REGISTERED INVESTMENT COMPANY – 0.05%
192,151	First American Government
	Obligations Fund – Class X
	2.025%, 12/01/31 (e)	192,151
	Total Registered Investment Company	192,151
	(Cost $192,151)
	Total Investments – 101.93%	410,101,853
	(Cost $401,887,710)
	Net Other Assets
	and Liabilities – (1.93)%	(7,773,020)
	Net Assets – 100.00%	$402,328,833

(a)
Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2019. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. See also, Explanation of Abbreviations and Acronyms below.

(b)	The security has Sequential collateral.
(c)	The security has Structured collateral.
(d)	The security has PAC (Planned Amortization Class) collateral.
(e)	Seven day yield as of August 31, 2019.

Explanation of Abbreviations and Acronyms:
12MTA	Federal Reserve US 12-Month Cumulative Average 1 Year Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRESB	Freddie Mac Multifamily Fixed-Rate Mortgage Loans
GNMA	Government National Mortgage Association
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
USD	U.S. Dollar

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Assets and Liabilities
August 31, 2019

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
ASSETS:
INVESTMENTS:
Investments and repurchase agreements at cost	$471,299,819	$401,887,710
Investments at value	$343,502,069	$394,401,853
Repurchase agreements at value	127,400,000	15,700,000
Total investments and repurchase agreements at value	470,902,069	410,101,853
Cash	197,917	—

RECEIVABLES:
Interest	692,329	969,859
Investment securities sold	12,859	29,340
Fund shares sold	10,000,000	—
Other assets	32,797	39,694
Total Assets	481,837,971	411,140,746

LIABILITIES:
PAYABLES:
Dividends	469,992	498,522
Investment securities purchased	—	8,151,396
Advisory fees	37,079	32,034
Administration fees	19,912	17,200
Distribution fees	1,380	46
Accrued expenses	111,139	112,715
Total Liabilities	639,502	8,811,913
NET ASSETS	$481,198,469	$402,328,833

NET ASSETS CONSIST OF:
Paid-in capital	$492,202,223	$403,265,702
Accumulated deficit	(11,003,754)	(936,869)
NET ASSETS	$481,198,469	$402,328,833

TCU Shares:
Net assets	$427,038,317	$400,536,867
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	45,506,708	41,068,358
Net asset value, offering price and redemption
price per share (net assets/shares outstanding)	$9.38	$9.75

Investor Shares:
Net assets	$54,160,152	$1,791,966
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	5,771,685	183,832
Net asset value, offering price and redemption
price per share (net assets/shares outstanding)	$9.38	$9.75

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Operations
For the Year Ended August 31, 2019

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
INVESTMENT INCOME:
Interest	$10,159,678	$10,895,640

EXPENSES:
Advisory fees	361,038	381,594
Legal fees	199,083	211,350
Administration fees	188,644	198,950
Accounting fees	125,055	143,011
Trustees’ fees	96,482	106,024
Compliance fees	67,888	71,577
Transfer agent fees	45,043	39,522
Audit and tax fees	36,500	36,492
Custody fees	25,017	26,826
Distribution and Service (12b-1) Fees on Investor Shares	8,064	2,582
Printing fees	3,647	5,017
Other expenses	85,020	89,997
Total operating expenses	1,241,481	1,312,942
Trustees’ fees waived	(14,288)	(15,929)
Compliance fees waived	(5,372)	(5,815)
Legal fees waived	(1,382)	(1,460)
Total expense reductions	(21,042)	(23,204)
Net operating expenses	1,220,439	1,289,738
Net Investment Income	8,939,239	9,605,902

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Loss on Investment Transactions	(940,849)	(107,812)
Net Change in Unrealized Appreciation of:
Investments	367,261	10,514,888
Net Realized and Unrealized Gain (Loss) on Investments	(573,588)	10,407,076
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,365,651	$20,012,978

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Changes in Net Assets

	Ultra-Short Duration Portfolio		Short Duration Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018
Investment Activities:
Operations:
Net investment income	$8,939,239	$5,784,909	$9,605,902	$6,767,407
Net realized loss on investment transactions	(940,849)	(944,173)	(107,812)	(2,611,760)
Net change in unrealized appreciation
(depreciation) of investments	367,261	(1,291,732)	10,514,888	(3,854,112)
Net increase in net assets
resulting from operations	8,365,651	3,549,004	20,012,978	301,535
Distributions to Shareholders:
Dividends and distributions to shareholders
TCU Shares	(8,475,361)	(5,983,813)	(9,878,974)	(6,720,062)
Investor Shares	(659,515)	(226,757)	(203,506)	(374,896)
Total Distributions	(9,134,876)	(6,210,570)*	(10,082,480)	(7,094,958	)**
From Shares Transactions:
TCU Shares:
Proceeds from sale of shares	175,000,000	15,000,000	91,398,752	20,000,000
Reinvestment of dividends and distributions	3,749,669	2,247,995	3,481,530	2,316,794
Cost of shares repurchased	(111,104,227)	(18,167,264)	(84,294,600)	(31,980,575)
Investor Shares:
Proceeds from sale of shares	40,000,000	—	—	—
Reinvestment of dividends and distributions	—	—	119,137	259,021
Cost of shares repurchased	—	—	(20,451,171)	—
Net increase (decrease) in net assets
resulting from shares transactions	107,645,442	(919,269)	(9,746,352)	(9,404,760)
Net change in net assets	106,876,217	(3,580,835)	184,146	(16,198,183)
Net Assets:
Beginning of year	374,322,252	377,903,087	402,144,687	418,342,870
End of year	$481,198,469	$374,322,252 ***	$402,328,833	$402,144,687	****
Other Information:
Summary of Shares Transactions:
TCU Shares:
Shares sold	18,644,795	1,590,106	9,502,414	2,083,336
Reinvestment of dividends and distributions	399,668	238,787	363,058	242,749
Shares repurchased	(11,843,085)	(1,931,648)	(8,754,031)	(3,330,359)
Total TCU Share Transactions	7,201,378	(102,755)	1,111,441	(1,004,274)
Investor Shares:
Shares sold	4,262,121	—	—	—
Reinvestment of dividends and distributions	—	—	12,566	27,141
Shares repurchased	—	—	(2,150,350)	—
Total Investor Share Transactions	4,262,121	—	(2,137,784)	27,141
Net increase (decrease) in shares outstanding	11,463,499	(102,755)	(1,026,343)	(977,133)

*	Includes net investment income distributions of $5,983,813 and $226,757 for the TCU Shares and Investor Shares, respectively.
**	Includes net investment income distributions of $6,720,062 and $374,896 for the TCU Shares and Investor Shares, respectively.
***	Includes accumulated undistributed net investment income of $312,286.
****	Includes accumulated undistributed net investment income of $187,219.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Portfolio – TCU Shares
	Years Ended August 31
	2019		2018		2017		2016	2015
Net Asset Value,
Beginning of year	$9.40		$9.47		$9.49		$9.53	$9.55
Income from Investment Operations:
Net investment income(a)(b)	0.22		0.14		0.07		0.03	0.01
Net realized and unrealized gain (loss)
on investment transactions	(0.01)		(0.06)		(0.01)		(0.02)	—
Total income from investment operations	0.21		0.08		0.06		0.01	0.01
Less Distributions from:
Investment Income(b)	(0.23)		(0.15)		(0.08)		(0.05)	(0.03)
Total Distributions	(0.23)		(0.15)		(0.08)		(0.05)	(0.03)
Net Asset Value,
End of year	$9.38		$9.40		$9.47		$9.49	$9.53
Total Return(c)	2.22%		0.89%		0.68%		0.11%	0.10%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$427,038		$360,130		$363,612		$397,935	$500,820
Ratios to average net assets:
Expenses net of expense reductions	0.32	%(d)	0.40	%(d)	0.40	%(d)	0.41%	0.36	%(d)
Expenses before expense reductions	0.33%		0.41%		0.41%		0.41%	0.37%
Net investment income net of expense reductions	2.37	%(d)	1.52	%(d)	0.74	%(d)	0.36%	0.07	%(d)
Net investment income before expense reductions	2.36%		1.51%		0.73%		0.36%	0.07%
Portfolio Turnover Rate	60%		157%		123%		147%	196%

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived. (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Portfolio – Investor Shares
	Years Ended August 31
	2019		2018		2017		2016	2015
Net Asset Value,
Beginning of year	$9.40		$9.47		$9.49		$9.53	$9.55
Income from Investment Operations:
Net investment income(a)(b)	0.22		0.14		0.07		0.03	0.01
Net realized and unrealized gain (loss)
on investment transactions	(0.02)		(0.06)		(0.01)		(0.02)	—
Total income from investment operations	0.20		0.08		0.06		0.01	0.01
Less Distributions from:
Investment Income(b)	(0.22)		(0.15)		(0.08)		(0.05)	(0.03)
Total Distributions	(0.22)		(0.15)		(0.08)		(0.05)	(0.03)
Net Asset Value,
End of year	$9.38		$9.40		$9.47		$9.49	$9.53
Total Return(c)	2.19%		0.86%		0.64%		0.08%	0.07%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$54,160		$14,192		$14,291		$15,113	$20,164
Ratios to average net assets:
Expenses net of expense reductions	0.34	%(d)	0.43	%(d)	0.43	%(d)	0.44%	0.39	%(d)
Expenses before expense reductions	0.35%		0.44%		0.44%		0.44%	0.40%
Net investment income net of expense reductions	2.40	%(d)	1.48	%(d)	0.71	%(d)	0.33%	0.04	%(d)
Net investment income before expense reductions	2.39%		1.47%		0.70%		0.33%	0.04%
Portfolio Turnover Rate	60%		157%		123%		147%	196%

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived. (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio – TCU Shares
	Years Ended August 31
	2019		2018		2017		2016	2015
Net Asset Value,
Beginning of year	$9.51		$9.67		$9.72		$9.72	$9.74
Income from Investment Operations:
Net investment income(a)(b)	0.23		0.16		0.09		0.06	0.04
Net realized and unrealized gain (loss)
on investment transactions	0.25		(0.15)		(0.04)		0.02	—
Total income from investment operations	0.48		0.01		0.05		0.08	0.04
Less Distributions from:
Investment Income(b)	(0.24)		(0.17)		(0.10)		(0.08)	(0.06)
Total Distributions	(0.24)		(0.17)		(0.10)		(0.08)	(0.06)
Net Asset Value,
End of year	$9.75		$9.51		$9.67		$9.72	$9.72
Total Return(c)	5.15%		0.06%		0.55%		0.80%	0.38%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$400,537		$380,063		$396,152		$439,706	$546,841
Ratios to average net assets:
Expenses net of expense reductions	0.32	%(d)	0.39	%(d)	0.40	%(d)	0.40%	0.36%
Expenses before expense reductions	0.33%		0.40%		0.41%		0.40%	0.36%
Net investment income net of expense reductions	2.42	%(d)	1.65	%(d)	0.96	%(d)	0.65%	0.40%
Net investment income before expense reductions	2.41%		1.64%		0.95%		0.65%	0.40%
Portfolio Turnover Rate	80%		196%		145%		131%	206%

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived. (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio – Investor Shares
	Years Ended August 31
	2019		2018		2017		2016	2015
Net Asset Value,
Beginning of year	$9.51		$9.67		$9.72		$9.72	$9.74
Income from Investment Operations:
Net investment income(a)(b)	0.22		0.15		0.09		0.06	0.04
Net realized and unrealized gain (loss)
on investment transactions	0.26		(0.15)		(0.04)		0.01	(0.01)
Total income (loss) from investment operations	0.48		0.00		0.05		0.07	0.03
Less Distributions from:
Investment Income(b)	(0.24)		(0.16)		(0.10)		(0.07)	(0.05)
Total Distributions	(0.24)		(0.16)		(0.10)		(0.07)	(0.05)
Net Asset Value,
End of year	$9.75		$9.51		$9.67		$9.72	$9.72
Total Return(c)	5.12%		0.03%		0.52%		0.77%	0.34%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$1,792		$22,082		$22,191		$23,385	$34,251
Ratios to average net assets:
Expenses net of expense reductions	0.35	%(d)	0.42	%(d)	0.43	%(d)	0.43%	0.39%
Expenses before expense reductions	0.36%		0.43%		0.44%		0.43%	0.39%
Net investment income net of expense reductions	2.27	%(d)	1.62	%(d)	0.93	%(d)	0.62%	0.37%
Net investment income before expense reductions	2.26%		1.61%		0.92%		0.62%	0.37%
Portfolio Turnover Rate	80%		196%		145%		131%	206%

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived. (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2019

Note 1. Organization
Trust for Credit Unions (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company currently consisting of two diversified portfolios: Ultra-Short Duration Portfolio (formerly, The Ultra-Short Duration Government Portfolio) and Short Duration Portfolio (collectively, “the Portfolios” or individually, a “Portfolio”). Shares of the Portfolios are offered for sale solely to state and federally chartered credit unions. The Trust previously offered shares of another portfolio, the Money Market Portfolio, which suspended operations as of the close of business on May 30, 2014.

On October 1, 2012, the Trust began offering a second class of shares, known as Investor Shares, in each of the Portfolios and the existing shares in each Portfolio were redesignated as TCU Shares. Investor Shares and TCU Shares of each Portfolio should have returns that are substantially the same because they represent interests in the same Portfolio and differ only to the extent that they have different class specific expenses. Effective October 1, 2012, TCU Shares of each Portfolio are only available to those shareholders that had open accounts in the particular Portfolio as of such date. The Investor Shares of each Portfolio commenced operations on November 30, 2012.

The Portfolios seek to achieve a high level of current income, consistent with low volatility of principal (in the case of the Ultra-Short Duration Portfolio) and relatively low volatility of principal (in the case of the Short Duration Portfolio) by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation
Investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Board of Trustees of the Trust.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio’s net assets as of August 31, 2019 is as follows:

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2019 (continued)

	Ultra-Short Duration Portfolio
	Total		Level 2	Level 3
	Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8/31/2019	Price	Inputs	Inputs
Assets:
Bank
Notes	$52,542,817	$—	$52,542,817	$—
Asset-Backed
Securities	784,389	—	784,389	—
Collateralized
Mortgage
Obligations	139,710,421	—	139,710,421	—
Mortgage-Backed
Obligations	34,032,418	—	34,032,418	—
Agency
Debentures	2,750,000	—	—	2,750,000
U.S. Government-
Backed
Obligations	113,682,024	—	113,682,024	—
Repurchase
Agreements	127,400,000	—	127,400,000	—
	$470,902,069	$—	$468,152,069	$2,750,000

	Short Duration Portfolio
	Total		Level 2	Level 3
	Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8/31/2019	Price	Inputs	Inputs
Assets:
Bank
Notes	$57,797,890	$—	$57,797,890	$—
Collateralized
Mortgage
Obligations	89,812,666	—	89,812,666	—
Mortgage-Backed
Obligations	120,468,852	—	120,468,852	—
U.S. Government-
Backed
Obligations	126,130,294	—	126,130,294	—
Repurchase
Agreements	15,700,000	—	15,700,000	—
Registered
Investment
Company	192,151	192,151	—	—
	$410,101,853	$192,151	$409,909,702	$—

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of August 31, 2019:

Ultra-Short
Duration Portfolio
Fair Value, as of
August 31, 2018	$3,250,000
Gross sales	(500,000)
Fair Value, as of
August 31, 2019	$2,750,000

Factors considered in determining the fair value of investments designated as Level 3 include anticipated cash flows and credit characteristics.

B. Security Transactions and Investment Income
Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.  Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method.

C. Distribution to Shareholders
Each Portfolio intends to distribute to its shareholders substantially all of its investment income and capital gains. The Portfolios declare dividends from net investment income daily and pay such dividends monthly. Each Portfolio makes distributions of net realized capital gains, if any, at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

D. Allocations
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Portfolio are allocated daily to each class of shares based upon its proportionate share of total net assets of the Portfolio. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Portfolio.  Expenses not directly charged to a Portfolio are allocated proportionally among all the Portfolios in the Trust, daily in relation to the net assets of each Portfolio or another reasonable measure.

E. Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2019 (continued)

F. Federal Taxes
It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions to shareholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

The characterization of distributions to shareholders is determined in accordance with U.S. federal income tax rules, which may differ from U.S. GAAP. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of August 31, 2019, were as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Total Cost of Investments
on Tax Basis	$471,343,520	$401,922,368
Gross Unrealized Appreciation
on Investments	$378,727	$8,618,325
Gross Unrealized Depreciation
on Investments	(820,178)	(438,840)
Net Unrealized Appreciation/
(Depreciation) on Investments	$(441,451)	$8,179,485

G. Expenses
Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period or in such other manner as the Board of Trustees deems fair or equitable depending upon the nature of the expenses. In addition, expenses incurred by a Portfolio that do not specifically relate to a particular class of shares of the Portfolio are generally allocated to the appropriate classes based on each class’ relative average net assets or in such other manner as the Board of Trustees deems fair and equitable. Expenses that specifically relate to a particular class of shares of a Portfolio are allocated to that class.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust’s investment adviser or administrator.

H. Repurchase Agreements and Reverse Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2019 (continued)

A repurchase agreement may permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the repurchase agreement with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the repurchase agreement counterparty’s bankruptcy or insolvency. Pursuant to the terms of the repurchase agreement, a Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction.  Upon a bankruptcy or insolvency of the repurchase agreement counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

Master Repurchase Agreements (“MRAs”) permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The Portfolios had investments in repurchase agreements at August 31, 2019. The gross value and related collateral received for these investments are presented in each Portfolio of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each Portfolio exceeded the value of its respective repurchase agreements as of August 31, 2019.

The Portfolios may also engage in reverse repurchase transactions in which a Portfolio sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by a Portfolio. The Portfolios did not engage in reverse repurchase transactions during the fiscal year ended August 31, 2019.

I. When-Issued Securities
Consistent with National Credit Union Administration (“NCUA”) rules and regulations, the Portfolios may purchase or sell when-issued securities, including TBA (“To Be Announced”) securities that have been authorized but not yet issued in the market. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. All settlements in connection with purchases and sales of when-issued securities must be by regular way (i.e., the normal security settlement time, which may vary according to security type). When purchasing a security on a when-issued basis, the Portfolios must set aside liquid assets, or engage in other appropriate measures to cover the obligations under the contract.

J. Mortgage Dollar Rolls
The Portfolios may enter into mortgage ‘‘dollar rolls’’ in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

Note 3. Agreements and 12b-1 Plan

A. Advisory Agreement
ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”) serves as investment adviser pursuant to an advisory agreement (the “Advisory Agreement”) that was approved by the Board of Trustees of the Trust (the “Board”) and shareholders of each Portfolio and took effect on April 16, 2017. Under the Advisory Agreement, ALM First manages the Portfolios, subject to the general supervision of the Board.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2019 (continued)

As compensation for its services and its assumption of certain expenses, the Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

		Contractual
Portfolio	Asset Level	Rate
Ultra-Short	first $250 million,	0.12%
Duration and	next $250 million,	0.10
Short Duration(1)	in excess of $500 million	0.07

(1)	Advisory Fee rate is based on the aggregate average net assets of the Portfolios. Fees are charged on a pro rata basis between the Portfolios.

B. Administration Agreement
Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 37 major credit unions that are limited partners. As compensation for services rendered pursuant to such Agreement, CUFSLP is entitled to fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	CUFSLP Fee
Ultra-Short Duration	0.05%
Short Duration	0.05

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, provides additional administrative services to the Portfolios pursuant to a Fund Administration Servicing Agreement dated June 7, 2018 and is entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of the aggregate average net assets.

Asset Level	Contractual Rate(1)
up to $300 million	0.030%
from $300 to $600 million	0.025
in excess of $600 million	0.020

(1)	The complex is subject to an aggregate minimum annual base fee of $150,000.

C. Other Agreements
CFS serves as exclusive distributor of shares of the Portfolios.  CFS did not receive any compensation under the Distribution Agreement during the year ended August 31, 2019.

Fund Services also serves as the fund accountant and transfer agent to the Portfolios. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Portfolios’ custodian.

Effective April 11, 2011, the Board of Trustees of the Trust voluntarily agreed to waive 15% of its fees. The fees waived by the Trustees for the year ended August 31, 2019 amounted to $14,288 for the Ultra-Short Duration Portfolio and $15,929 for the Short Duration Portfolio.

Effective April 11, 2011, Nisen & Elliott, LLC, counsel to the independent Trustees of the Trust, voluntarily agreed to waive 15% of its legal fees. The legal fees waived by Nisen & Elliott, LLC for the year ended August 31, 2019 amounted to $1,382 for the Ultra-Short Duration Portfolio and $1,460 for the Short Duration Portfolio.

Effective April 11, 2011, Vigilant Compliance Services voluntarily agreed to waive its fee in an amount equal to 10% of such fee. The compliance fees waived by Vigilant Compliance Services for the year ended August 31, 2019 amounted to $5,372 for the Ultra-Short Duration Portfolio and $5,815 for the Short Duration Portfolio.

The Trust has adopted a Distribution Plan (the “12b-1 Plan”) with respect to Investor Shares of the Portfolios. Under the 12b-1 Plan, the Trust may pay the distributor (or any other person) an amount of up to 0.25% annually of the average daily net assets attributable to Investor Shares of each Portfolio in consideration for expenses and activities primarily intended to result in the sale of Investor Shares and/or for administrative support services. The Trust is currently limiting the fee payable under the 12b-1 Plan with respect to Investor Shares of each Portfolio to 0.03% of the average daily net assets attributable to Investor Shares of each such Portfolio. For the year ended August 31, 2019, the Ultra-Short Duration Portfolio and Short Duration Portfolio incurred fees under the 12b-1 Plan of $8,064 and $2,582, respectively.

Note 4. Investment Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2019 were as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Purchases of
U.S. Government and
agency obligations	$182,984,191	$297,998,863
Purchases (excluding
U.S. Government and
agency obligations)	9,486,095	14,404,550
Sales or maturities of
U.S. Government and
agency obligations	158,926,823	310,187,687
Sales or maturities
(excluding U.S.
Government and
agency obligations)	9,754,151	15,826,702

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2019 (continued)

Note 5.  Bank Borrowings
Each of the Portfolios entered into a $30,000,000 uncommitted line of credit on July 9, 2019 (each, a “Credit Facility,” together, the “Credit Facilities”) with U.S. Bank, National Association (“U.S. Bank”).  The annual interest rate charged on borrowings under each Credit Facility equals (i) the prime rate charged by U.S. Bank, less (ii) 0.50%.  During the fiscal year ended August 31, 2019, the Short Duration Portfolio had borrowings under its Credit Facility on two days, with an average borrowing and interest rate on those days of $90,000 and 4.75%, respectively. Interest expense of $24 incurred during the period is included within other expenses on the Statement of Operations. The balance as of August 6, 2019 of $90,000 was the maximum amount of borrowings outstanding during the fiscal year ended August 31, 2019.The Ultra-Short Duration Portfolio did not have any borrowings under its Credit Facility during the fiscal year ended August 31, 2019.

Note 6. Tax Information
The tax character of distributions paid for the fiscal year ended August 31, 2019 was as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Distributions paid from:
Ordinary income	$9,134,876	$10,082,480
Long Term Capital Gains	—	—
Total taxable distributions	$9,134,876	$10,082,480

The tax character of distributions paid for the fiscal year ended August 31, 2018 was as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Distributions paid from:
Ordinary income	$6,210,570	$7,094,958
Long Term Capital Gains	—	—
Total taxable distributions	$6,210,570	$7,094,958

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Undistributed ordinary
income—net	$865,887	$773,187
Total undistributed
earnings	$865,887	$773,187
Capital loss
carryforward(1)	(10,958,198)	(9,391,019)
Timing differences
(dividends payable)	(469,992)	(498,522)
Unrealized gains/
(losses)—net	(441,451)	8,179,485
Total accumulated
losses—net	$(11,003,754)	$(936,869)

(1)	The amount for each capital loss carryforward is indicated below.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post–2010 losses”) may be carried forward indefinitely and must retain the character of the original loss. Such post–2010 losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
No Expiration –
Long Term	$4,822,205	$3,682,090
No Expiration –
Short Term	6,135,993	5,708,929

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2019 (continued)

For the Ultra-Short Duration Portfolio capital losses of $163,234 expired unused during the fiscal year ended August 31, 2019.  Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2019, the Portfolios did not defer any late year losses.

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, market discounts and market premiums and expiration of capital loss carryforwards.

	Paid-in	Accumulated
Portfolio	Capital	Deficit
Ultra-Short Duration	$(163,234)	$163,234
Short Duration	—	—

Note 7. Credit and Concentration Risk
The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

Note 8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financials statements.

Report of Independent Public Accounting Firm

To the Shareholders and the Board of Trustees
Trust for Credit Union

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Trust for Credit Unions (the “Trust”), comprising respectively, the Ultra-Short Duration Portfolio (formerly Ultra-Short Duration Government Portfolio) and the Short Duration Portfolio, including the portfolios of investments, as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 29, 2019

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited)

Tax Information

For the year ended August 31, 2019, the Portfolios had no long-term capital gain distributions.

Expenses – Six Months Ended August 31, 2019.

As a shareholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Ultra-Short				Short Duration
	Duration Portfolio				Portfolio
				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended
	3/1/19	8/31/19		8/31/19*	3/1/19	8/31/19		8/31/19*
TCU Shares
Actual	$1,000.00	$1,013.00		$1.52	$1,000.00	$1,035.60		$1.64
Hypothetical 5% Return	1,000.00	1,023.69	+	1.53	1,000.00	1,023.59	+	1.63

Investor Shares
Actual	1,000.00	1,012.80		1.67	1,000.00	1,036.50		1.80
Hypothetical 5% Return	1,000.00	1,023.54	+	1.68	1,000.00	1,023.44	+	1.79

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period). The annualized net expense ratios for the period were 0.30% and 0.32% for the Ultra-Short Duration Portfolio and Short Duration Portfolio’s TCU Shares, respectively, and 0.33% and 0.35% for the Ultra-Short Duration Portfolio and Short Duration Portfolio’s Investor Shares, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)

Statement Regarding Basis for Approval of Advisory Agreement

The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of each of the Trust’s investment portfolios (the “Portfolios”) at quarterly meetings held during the Portfolios’ fiscal year.  In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with ALM First Financial Advisors, LLC (the “Investment Adviser”) for the Portfolios.

The Advisory Agreement was most recently approved by the Trustees, all of whom are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on April 11, 2019 (the “Annual Contract Meeting”).

At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the Investment Adviser’s financial resources; (f) the terms of the Advisory Agreement; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (h) the Investment Adviser’s U.S. fixed income investment philosophy and process, credit research process, compliance policies and procedures, trade aggregation and allocation policies and employee trading practices; and the overall benefits realized by the Portfolios from their relationship with the Investment Adviser.  At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.

In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.  The Independent Trustees also met telephonically with counsel on April 4, 2019 to review the Investment Adviser’s materials and to request further information.  During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge of the Investment Adviser’s services and the Portfolios resulting from their meetings and other interactions throughout the year with the Investment Adviser.  At those meetings the Trustees received materials relating to the Investment Adviser’s investment management services under the Advisory Agreement, including:  (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision.  As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had sufficient resources to provide services to the Trust; that the Investment Adviser’s services had been acceptable; and that the Investment Adviser had been responsive to requests made by the Trustees and to regulatory and industry changes.

Information on the Portfolios’ investment performance was provided for the quarter to date, year to date, one, three, five and ten year and since inception periods ended January 31, 2019.  The Trustees placed particular emphasis in their review of the Portfolios’ performance over the shorter periods of time, as the Investment Adviser had only begun managing the Portfolios in April of 2017.  The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the performance of other unaffiliated mutual funds, the investment objectives and credit parameters applicable to the Portfolios and the current economic environment.  The Trustees noted in their review that the Ultra-Short Duration Portfolio had changed its investment strategy and benchmark effective December 31, 2018.  The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and such other unaffiliated mutual funds was acceptable, in light of all relevant circumstances.

The Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement.  In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for other unaffiliated mutual funds.  Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by Broadridge, LLC (“Broadridge”), a third-party consultant selected by management of the Trust.  The Trustees found the peer group and category universe comparisons to be helpful in their deliberations.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)

The Trustees also reviewed analyses prepared by Broadridge of the expense rankings of the Portfolios.  The analyses provided a comparison of the Portfolios’ management fees to relevant expense groups and expense universes; and expense analyses which compared each Portfolio’s expenses to an expense group and expense universe.

In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of these economies.  In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and the profits realized by it, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds.  In this connection, the Trustees noted that the aggregate investment advisory fee for the Ultra-Short Duration Portfolio and Short Duration Portfolio had breakpoints at the $250 million and $500 million asset levels (from 0.12% to 0.10% and from 0.10% to 0.07%), resulting in lower advisory fees at current asset levels.  The Trustees further noted that the Portfolios’ ordinary operating expense ratios were below the expense group medians, which would appear to indicate that the Ultra-Short Duration and Short Duration Portfolios were sharing in economies of scale at their current asset levels.  The Trustees noted that economies of scale were not relevant to the Money Market Portfolio given the suspension of its operations.

Another factor the Trustees considered in judging the reasonableness of advisory fees was the Investment Adviser’s estimate of its profits from providing advisory services to the Portfolios.  The Trustees reviewed the Investment Adviser’s methodologies used to allocate its costs in determining profitability, a description of revenue and expense components and the allocation of expenses in the Investment Adviser’s profitability analysis, and schedules showing the Investment Adviser’s revenues, expenses and pre-tax profits in managing the Portfolios.  The Trustees also considered ancillary benefits derived by the Investment Adviser and its affiliates from the Portfolios.

After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)	August 31, 2019

Trustees and Officers (unaudited)1

				Number of
				Portfolios
		Term of		in Fund	Other
		Office and		Complex	Directorships
	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Held by
Name, Age and Address[2]	with Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Trustee[5]
Independent Trustees

Rudolf J. Hanley	Trustee	Since	President and Chief Executive Officer,	2	None
Age: 76		2003	SchoolsFirst Federal Credit Union
			(1982-2014).

Stanley C. Hollen	Trustee	Since	Chief Executive Officer, Co-Op	2	None
Age: 69		2007	Financial Services (credit
			union-owned payments CUSO)
			(2005-2016); President and Chief
			Executive Officer, Liberty Enterprises
			(credit union-focused check printer,
			payments provider) (2003-2005);
			President and Chief Executive
			Officer, Golden 1 Credit
			Union (1984-2002).

Gary Oakland	Trustee	Since	President and Chief Executive	2	None
Age: 66		1999	Officer, Boeing Employees Credit
			Union (July 1986-2012).

Julie A. Renderos	Vice Chair	Since	Executive Vice President/Chief	2	None
Age: 43	and Lead	2015	Financial Officer (since 2012),
	Independent		Senior Vice President/Finance
	Trustee		(2007-2012), Suncoast Credit Union.

Wendell A. Sebastian	Trustee	Since	Executive Director, National Credit	2	None
Age: 75		1989	Union Foundation (2010-2013);
			President and Chief Executive Officer,
			GTE Federal Credit Union
			(1998-2009).

Michael D. Steinberger	Trustee	Since	Associate Professor of Economics	2	None
Age: 42		2015	(since 2011), Assistant Professor
			of Economics (2004-2011) Pomona
			College; Dean (2011-Present),
			Associate Dean (2006-2011) and
			Chief Academic Officer (2016-Present),
			Western CUNA Management School.

Interested Trustees

James F. Regan[6]	Chair and	Since	President and Chief Executive Officer	2	None
Age: 53	Trustee	2013	(since 2009) and Vice President and
			Chief Financial Officer (1996-2008),
			Digital Federal Credit Union.

[1]
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Trust for Credit Unions at (800) DIAL TCU (800-342-5828) or Callahan Financial Services, Inc. at (800) 237-5678.

[2]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, NW, Suite 1001, Washington, D.C. 20036-5504.
[3]
Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

[4]	The Fund Complex includes all registered investment companies that are advised by ALM First or one of its affiliates.
[5]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
[6]
Mr. Regan is considered an interested Trustee of the Trust because his principal employer, Digital Federal Credit Union, has had a business relationship with the investment adviser for a number of years.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)	August 31, 2019

Trustees and Officers (unaudited) (continued)

Information pertaining to the officers of the Trust is set forth below.

Term of Office
	Position(s) Held	and Length of
Name, Age and Address	with Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Jay E. Johnson, 51	President and	Since 2013	President, CFS (April 2019-Present); Executive Vice
1001 Connecticut Ave., NW	Treasurer	and 2008	President, CFS (2001-March 2019).
Suite 1001
Washington, D.C. 20036

Jonathan K. Jeffreys, 40	Vice President	Since 2008	Vice President, CFS (2001-Present).
1001 Connecticut Ave., NW	and Assistant	and 2013
Suite 1001	Treasurer
Washington, D.C. 20036

Michael P. Malloy, 60	Secretary	Since 2016	Partner (1993-Present), Drinker Biddle & Reath LLP (law firm).
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

Salvatore Faia, JD, CPA, CFE, 56	Chief	Since 2008	President, Vigilant Compliance, LLC (investment
Vigilant Compliance, LLC	Compliance		management services company) (2004-Present);
Gateway Corporate Center	Officer		President (since 2009) and Chief Compliance Officer
Suite 216			(since 2004), The RBB Fund, Inc (registered investment
223 Wilmington West Chester Pike			company); Independent Trustee of EIP Investment Trust
Chadds Ford, PA 19317			(registered investment company) (2005-Present).

[1]	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

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Trustees
James F. Regan, Chair
Julie A. Renderos, Vice Chair
Rudolf J. Hanley
Stanley Hollen
Gary Oakland
Wendell A. Sebastian
Michael D. Steinberger

Officers
Jay E. Johnson, President and Treasurer
Jonathan K. Jeffreys, Vice President and Assistant Treasurer
Michael P. Malloy, Secretary
Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator
Callahan Credit Union Financial Services
Limited Liability Limited Partnership

Investment Adviser
ALM First Financial Advisors, LLC

Administrative & Fund Accounting Agent
U.S. Bank Global Fund Services

Transfer Agent
U.S. Bancorp Fund Services, LLC

Distributor
Callahan Financial Services, Inc.

Independent Registered Public Accounting Firm
Tait,Weller & Baker LLP

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Julie A. Renderos is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services for the Trust for Credit Unions*: Table 1 Items 4(a) - 4(d).

	FYE 8/31/2019	FYE 8/31/2018	Description of Services Rendered
Audit Fees	$65,000	$65,000	Financial Statement Audits
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000	Tax compliance services provided in connection with the preparation and review of the registrant's tax returns
All Other Fees	$0	$0

Table 2 - Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions' service affiliates** that were pre-approved by the Trust for Credit Unions' Audit Committee pursuant to Rule 2-0l(c)(7)(ii) of Regulation S-X.

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$0	$0
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

*	Tait Weller & Baker LLP served as the registrant's principal accountant for the fiscal years ended August 31, 2019 and August 31, 2018.
**
These include the advisers and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant (hereinafter referred to as "service affiliates").

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the "Policy") adopted by the Audit Committee of the Trust for Credit Unions ("TCU") sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission's rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not  recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU's Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU's investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2) None of the services described in the Registrant's response to paragraphs (b) through (d) of ltem 4 were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-0l(c)(7)(i)(C) of Regulation S-X

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended August 31, 2019 and $0 for the fiscal year ended August 31, 2018.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on November 2, 2017.

(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Credit Unions

By (Signature and Title)*      /s/Jay E. Johnson
 Jay E. Johnson, President & Treasurer
 (principal executive officer and principal financial officer)

Date    November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Jay E. Johnson
Jay E. Johnson, President & Treasurer
(principal executive officer and principal financial officer)

* Print the name and title of each signing officer under his or her signature